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                                                                    EXHIBIT 10.1

STATE OF GEORGIA

GWINNETT COUNTY



   This Lease Agreement is made this 5th day of February, 1997, by and between ASC NORTH FULTON ASSOCIATES JOINT VENTURE, a Georgia joint venture, hereinafter referred to as "Landlord", and CHECKMATE ELECTRONICS, INC., hereinafter referred to as "Tenant".


                                LEASED PREMISES

   1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the LEASED PREMISES, described as approximately 13,217 rentable square feet of office at 1335 Northmeadow Parkway, Roswell, Georgia, Fulton County, Building S, in Northmeadow Business Park, as shown on the plan attached hereto as Exhibit "A," attached hereto and by this reference made a part hereof. The building in which the Leased Premises are located is herein referred to as the "Building"; and the real property on which the building is situated is herein referred to as the "Land".


                                      TERM

   2.01 TO HAVE AND TO HOLD said Leased Premises for a term of five (5) years, commencing on March 1, 1997, and continuing until midnight on February 28, 2002.


                                     RENTAL

   3.01 As rental for the Leased Premises, Tenant agrees to pay to Landlord, without offset or abatement, the base rental as set forth below:


     March 1, 1997 - February 28, 1999    $11,950.37/mo  $143,404.44/year
     March 1, 1999 - February 29, 2000    $12,313.83/mo  $147,765.96/year
     March 1, 2000 - February 28, 2001    $12,666.29/mo  $151,995.48/year
     March 1, 2001 - February 28, 2002    $13,040.77/mo  $156,489.24/year.

on or before the first day of each calendar month beginning on March 1, 1997 and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Tenant shall pay interest at a rate of twelve percent (12%) per annum on all late payments of rent which are more than five
(5) days late after written notice from Landlord. If the Lease shall commence on any date other than the first day of a calendar month, or end on any date, other than the last day of a calendar month, rent for such month shall be prorated.

   3.02 The rental provided in paragraph 3.01 "Rental" above, includes an allowance in the amount of Two Hundred Eighty Four Thousand, Seven Hundred Sixty Two and 00/100 Dollars ($284,762.00) (the "Allowance") for the construction of tenant improvements on the basis set forth in the plans and specifications attached, or to be attached, hereto in Exhibit "B" dated December 16, 1996. The Allowance shall be used for alterations, improvements, fixtures and equipment which become part of or are attached or affixed to the Leased Premises, including walls, wall coverings and floor coverings, but excluding trade fixtures, furniture and furnishings or other personal property. In the event the cost of tenant improvements exceeds the cost of the Allowance, the excess shall be paid by Tenant within thirty (30) days of Tenant's receipt of Landlord's notice.

   3.03 In addition to the base rental, Tenant agrees to pay Landlord as additional rental, its pro rata share of the amounts described in subparagraphs
(a) and (b) below. Each year during the term hereof, Landlord shall give Tenant written notice of its estimate of the

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amount of common area maintenance charges and common area utility charges
(collectively "Charges") for the Leased Premises for the calendar year. Tenant shall, thereafter, during that calendar year, pay to Landlord one-twelfth (1/12) of the amount set forth in said statement at such time as its monthly installments of base rental hereunder are due and payable. At such time as Landlord is able to determine the actual Charges for such calendar year, Landlord shall deliver to Tenant a detailed statement thereof and in the event the estimated charges differ from the actual charges, any adjustment necessary shall be made to additional rental payments next coming due under this paragraph.

   (a) Landlord agrees to maintain those areas around the Building and in the Project, including parking areas, planted areas, signs and landscaped areas which are from time to time designated by Landlord. Tenant agrees to pay to Landlord as additional rental its pro rata share of all ground maintenance charges and other common area charges and expenses for the Building and the Land ("CAM Charges"). The term "grounds maintenance" shall include, without limitation, all landscaping, planting, lawn and grounds care, irrigation costs, all repairs and maintenance to the grounds, signs and other common areas around the Building and in the Project and to all sidewalks, driveways, loading areas and parking areas. CAM Charges shall not include items of a capital nature and those other items set forth in Exhibit "E", item 15. CAM is estimated to be $0.45\square foot for 1997.

   (b) In the event any utilities furnished to the Building or the Leased Premises are not separately metered, Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of the gas, water, electricity, fuel, light and heat, garbage collection services and for all other sanitary services rendered to the Leased Premises used by Tenant. Tenant's prorated amount shall be determined on the basis of the size of the Leased Premises, unless Landlord determines that Tenant's use of the Leased Premises justifies a disproportionate allocation of utility costs to Tenant.

   3.04 Tenant agrees to pay as additional rent to Landlord, upon demand, its pro rata share of any utility surcharges, levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any Federal, State, Municipal or local governmental authorities in connection with the use or occupancy of the Leased Premises.


                        DELAY IN DELIVERY OF POSSESSION

   4.01 If Landlord, for any reason whatsoever, cannot deliver Certificate of Occupancy ("CO") of the Leased Premises to Tenant at the commencement of the term of this Lease, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the term and the time when Landlord can deliver a CO. See Exhibit "E".


                             USE OF LEASED PREMISES

   5.01 The Leased Premises may be used and occupied only for general manufacturing and assembly, testing, warehousing and distribution, showroom and offices and for no other purpose or purposes, without Landlord's prior written consent. Tenant shall promptly comply at its sole expense with all laws, ordinances, orders, and regulations affecting the Leased Premises and their cleanliness, safety, occupation and use after "CO" which are applicable to Tenant's specific use. Landlord shall promptly comply at its sole expense with all other such laws, ordinances, orders and regulations. Tenant shall not do or permit anything to be done in or about the Leased Premises that will in any way increase the fire insurance upon the building. Tenant will not perform any act or carry on any practices that may injure the building or be a nuisance or menace to tenants of adjoining premises. Tenant shall not cause, maintain or permit any outside storage on or about the Leased Premises, including pallets or other refuse. The rear loading areas of the Tenant's unit must be clean and unobstructed. On or before the Commencement Date, Tenant shall take possession of,

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and, thereafter, continuously occupy the Leased Premises during the term of this Lease, and operate thereon the normal business operations of Tenant.

   5.02 Tenant shall, at Tenant's sole cost and expense, comply fully with all environmental laws and regulations, and all other legal requirements, applicable to Tenant's operations at, on or within, or to Tenant's use and occupancy of, the Leased Premises. Landlord shall, at Landlord's sole cost and expense, comply fully with all other such laws, regulations and requirements. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Leased Premises if in fact Tenant has breached a covenant contained in this paragraph. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Leased Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous materials on the Leased Premises if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.


                                   UTILITIES

   6.01 Landlord shall not be liable in the event of any interruption in the supply of any utilities. If interruption is a result of Landlord's action or inaction, Landlord will use "best efforts" to restore utilities Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord. Tenant shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer, water, gas, electricity and any other utility services. In the event Landlord determines that it is reasonable to separately meter any utility services provided to the Leased Premises, Landlord shall have the right to install a sub-meter and bill Tenant for the actual cost thereof, which shall be paid to Landlord within fifteen (15) days following billing.


                         ACCEPTANCE OF LEASED PREMISES

        7.01 By entry hereunder, Tenant acknowledges that it has examined the Leased Premises and accepts the same as being in the condition called for by this Lease, and as suited for the uses intended by Tenant. Upon delivery of possession and "CO" of the Leased Premises to Tenant, Tenant agrees to execute and deliver to Landlord a Tenant's Acceptance of Premises, in the form attached hereto as Exhibit "C".



                         ALTERATIONS, MECHANICS' LIENS

   8.01 Alterations may not be made to the Leased Premises without prior written consent

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of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall become part of the realty and belong to Landlord. PROVIDED, HOWEVER, if Landlord, at the time of giving its consent, requires Tenant to remove such alterations at the expiration or termination of this Lease, then Tenant shall be required to do so.

   8.02 Should Tenant desire to alter the Leased Premises and Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations.

   8.03 Notwithstanding anything in paragraph 8.02 above, Tenant may install trade fixtures, machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear only excepted. Tenant shall keep the Leased Premises, the building and property in which the Leased Premises are situated free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time reasonably designate. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.


                         QUIET CONDUCT/QUIET ENJOYMENT

   9.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in the Building or any building in the project in which the Leased Premises are located.

   9.02 So long as Tenant is not in default in the payment of rent, or other charges or in the performance of any of the other terms, covenants, or conditions of the Lease, Tenant shall not be disturbed by Landlord or anyone claiming by, through or under Landlord in Tenant's possession, enjoyment, use and occupancy of the Leased Premises during the original or any renewal term of the Lease or any extension or modification thereof.


                            FIRE INSURANCE, HAZARDS

   10.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance upon the building or cause the cancellation of any insurance policy covering the building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises applicable to Tenant's specific use and occupancy, any article which may be prohibited by the Standard form of fire insurance policies. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Leased Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering the Leased Premises, building and appurtenances.

   10.02 Tenant shall maintain in full force and effect on all of its inventory, fixtures and equipment in the Leased Premises a policy or policies of fire and extended coverage insurance with standard coverage endorsement to the extent of at least eighty percent (80%) of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on Tenant's possessions. Tenant shall furnish Landlord if requested with a certificate of such policy within thirty (30) days of the commencement of this Lease, and whenever required, shall satisfy

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Landlord that such policy is in full force and effect.


                              LIABILITY INSURANCE

   11.01 Tenant, at its own expense, shall provide and keep in force with companies acceptable to Landlord public liability insurance for the benefit of Landlord and Tenant jointly against liability for bodily injury and property damage in the amount of not less than Two Million Dollars ($2,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of any one person, and in the amount of not less than Fifty Thousand Dollars ($50,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Tenant shall furnish Landlord with a certificate of such policy if requested within thirty (30) days of the commencement date of this Lease and whenever required shall satisfy Landlord that such policy is in full force and effect. Such policy shall name Landlord as an additional insured and shall be primary and non-contributing with any insurance carried by Landlord. The policy shall contain a contractual liability endorsement. The policy shall further provide that it shall not be canceled or altered without twenty (20) days prior written notice to Landlord.


                                INDEMNIFICATION

   12.01 Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising solely from negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel, chosen by Tenant and who is reasonably acceptable to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease where such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord.

   12.02 Landlord shall indemnify and hold harmless Tenant against and from any and all claims for bodily injury, death or property damage, to the extent caused solely by Landlord's negligence or misconduct, or arising from the conduct of its business or from any activity, work, or thing done by the Landlord within the Building or on the Land.

   12.03 The obligations of Landlord and Tenant under this paragraph arising by reason of any occurrence taking place during the term of this Lease shall survive the termination or expiration of this Lease.


                                WAIVER OF CLAIMS

   13.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time.


                                    REPAIRS

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   14.01 Tenant shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof (excepting exterior walls, foundation and roofs which Landlord agrees to repair) including by way of illustration and not by way of limitation all windows, and skylights, doors, any store front and the interior of the Leased Premises, including all plumbing, heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises in good and sanitary order, condition, and repair. Tenant shall be responsible for all pest control within the Leased Premises, including, but not limited to the eradication of any ants or termites should infestation be observed during the term of the Lease. Tenant shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment used by Tenant in good order, condition, and repair. All windows shall be washed and cleaned as often as necessary to keep them clean and free from smudges and stains. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments invoicing Tenant.

   14.02 Landlord agrees to keep in good repair the roof, foundations, and exterior walls of the Leased Premises and all utility structures outside of exterior walls of the Leased Premises, except repairs rendered necessary by the negligence of Tenant, its agents, employees or invitees. Landlord gives to Tenant exclusive control of Leased Premises and shall be under no obligations to inspect said Leased Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such item. Failure to report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defects.

   14.03 Tenant shall obtain upon occupancy and keep current during the lease term a service maintenance contract on the heating, ventilation and air conditioning (HVAC) equipment serving the Leased Premises. The contract shall be between Tenant and a dealer-authorized company acceptable to Landlord, and shall at a minimum provide for an equipment check and tune-up service each spring and fall, and filter and lubrication service every three months. A copy of said contract shall be provided to Landlord, if requested, as well as any modification, extension, renewal or replacement thereof. Tenant shall have the right to employee qualified person(s) to perform HVAC service in lieu of above, if approved by Landlord in its sole discretion.


                               SIGNS, LANDSCAPING

   15.01 Landlord shall have the right to control landscaping and Tenant shall make no alterations or additions to the landscaping. Landlord shall have the right to approve the placing of signs and the size and quality of the same. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord. Landlord will pay for Tenants signage on all entrances/exits, service doors, and pylons consistent with other Tenant's signage. Landlord will pay for Tenant's signage on all entrances and pylons consistent with other Tenant's signage.


                               ENTRY BY LANDLORD

   16.01 Upon notice, Tenant shall permit Landlord and Landlord's agents to enter the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building, or for the purpose of making repairs, alterations, or additions to any portion of the building, including the erection and maintenance of such

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scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or for the purpose of showing the Leased Premises to prospective tenants, or placing upon the building any usual or ordinary "for sale" signs, without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within six (6) months prior to the expiration of this Lease, to place upon the Leased Premises any usual or ordinary "to let" or "to lease" signs. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the exterior doors about the Leased Premises.


                          TAXES AND INSURANCE INCREASE

   17.01 Tenant shall pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the Lease upon Tenant's fixtures, furniture, appliances and personal property installed or located in the Leased Premises.

   (a) Commencing on the Commencement Date and continuing thereafter during each year of the term of this Lease, in the event Landlord determines that Landlord's cost of "taxes and assessments," as hereinafter defined, will increase above $0.75 per square foot of rentable area in the Building, then Tenant shall, in equal monthly installments with the Base Rent, pay to Landlord as additional rent the pro rata amount of such anticipated increase attributable to the Premises. The term "taxes and assessments" shall include every type of tax, charge or impost now or hereafter assessed against the Building or the Land, including, but not limited to, ad valorem taxes, special assessments and governmental charges, excepting only income taxes imposed upon Landlord; the term "taxes and assessments" shall include any tax levied or imposed upon or assessed against the rent reserved hereunder or income arising herefrom to the extent the same is in lieu of or a substitute for any of the taxes and assessments hereinabove described; and such term shall also include any reasonable expenses, including fees and disbursements of attorneys, tax consultants, arbitrators, appraisers, experts and other witnesses, incurred by Landlord in contesting any taxes or the assessed valuation of all or any part of the Building or the Land. If the final year of the lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the lease term. The agent's commission shall not apply to any such additional rental resulting from the provisions of this paragraph.

   17.02 Tenant agrees to pay the amount for all taxes levied upon or measured by the rent payable hereunder, whether as a so-called sales tax, transaction privilege tax, excise tax, or otherwise (but no income taxes of Landlord shall be payable by Tenant). Such taxes shall be due and payable at the same time as and in addition to each payment of rent

   17.03 Commencing on the Commencement Date and continuing thereafter during each year of the term of this Lease, in the event Landlord determines that Landlord's cost of "insurance" as hereinafter defined, will increase above $0.03 per square foot of rentable area in the Building, then Tenant shall, in equal monthly installments with the Base Rent, pay to Landlord as additional rent the amount of such anticipated increase attributable to the Premises. The term "insurance" shall include all fire and extended casualty insurance on the Building and all liability coverage on the common areas of the Building, and the grounds, sidewalks, driveways and parking areas on the Land, together with such other insurance protection, including, but not limited to, business interruption insurance, as are from time to time obtained by Landlord. Tenant's pro rata share shall be based on the square footage of the Leased Premises leased to Tenant (as specified in paragraph 1.01 hereof) compared to the total square footage of leasable space in the entire building. If during the final year of the Lease, or any extension or renewal thereof, the term does not coincide with the year upon which the insurance rate is determined, the increase in premiums for the portion of that year shall be prorated according to the number of months during which Tenant is in possession of the Leased Premises.

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   17.04 On or about January 1 of each calendar year during the term of this
Lease, Landlord shall provide Tenant with a good faith estimate of the amount by which taxes and insurance will exceed the base amounts during such calendar year. Tenant shall thereafter pay one-twelfth (1/12) of its pro rata share of such increase at such time as its monthly installments of base rental hereunder are due and payable. When the actual bills have been received by Landlord, Landlord shall notify Tenant of the actual taxes and insurance for such calendar year. If Tenant has paid more than it would have paid had the actual bills been known, Landlord shall credit such excess against the next additional rent payments coming due; if Tenant has not paid enough, Tenant shall pay the remainder to Landlord within fifteen (15) days following receipt of a statement from Landlord. Landlord will provide Tenant, upon written request, copies of all applicable tax and insurance bills for the building.

   17.05 The provisions of paragraphs 17.01, 17.02, 17.03, and 17.04 hereof shall survive the expiration or earlier termination of this Lease.


                                  ABANDONMENT

   18.01 Tenant shall not abandon the Leased Premises at any time during the term of this Lease; and if Tenant shall abandon or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.


                                  DESTRUCTION

   19.01 If the Leased Premises or any portion thereof are destroyed by storm, fire, lightning, earthquake or other casualty, Tenant shall immediately notify Landlord. In the event the Leased Premises cannot, in Landlord's judgment, be restored within one hundred twenty (120) days of the date of such damage or destruction, this Lease shall terminate as of the date of such destruction, and all rent and other sums payable by Tenant hereunder shall be accounted for as between Landlord and Tenant as of that date. Landlord shall notify Tenant within thirty (30) days of the date of the damage or destruction whether the Leased Premises can be restored within one hundred twenty (120) days. If this Lease is not terminated as provided in this Paragraph, Landlord shall, to the extent insurance proceeds payable on account of such damage or destruction are available to Landlord (with the excess proceeds belonging to Landlord), within a reasonable time, repair, restore, rebuild, reconstruct or replace the damaged or destroyed portion of the Leased Premises to a condition substantially similar to the condition which existed prior to the damage or destruction. Provided, however, Landlord shall only be required to repair, restore, rebuild, reconstruct and replace the Landlord's Work shown on Exhibit "B", and Tenant shall, at its sole cost and expense, upon completion of the Landlord's Work, repair, restore, rebuild, reconstruct and replace, as required, any and all improvements installed in the Leased Premises by Tenant and all trade fixtures, personal property, inventory, signs and other contents in the Leased Premises, and all other repairs not specifically required of Landlord hereunder, in a manner and to at least the condition existing prior to the damage. Tenant's obligation to pay Base Rent shall abate until Landlord has repaired, restored, rebuilt, reconstructed or replaced the Leased Premises, as required herein, in proportion to the part of the Leased Premises which are unusable by Tenant. If the damage or destruction is due to the act, neglect, fault or omission of Tenant, there shall be no rent abatement except to the extent of rent loss insurance. In the event of any dispute between Landlord and Tenant relative to the provisions of this paragraph, they may each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding on both Landlord and Tenant who shall bear the cost of such arbitration equally between them. Landlord shall not be required to repair any property installed in the Leased Premises by Tenant. Tenant waives any right under applicable laws inconsistent with the terms of this

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

paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease. Notwithstanding the provisions of this paragraph, if any such damage or destruction occurs within the final year of the term hereof, then Landlord or Tenant, in their sole discretion, may, without regard to the aforesaid 120 day period, terminate this Lease by written notice to Tenant.


                           ASSIGNMENT AND SUBLETTING

   20.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the building and property that are the subject of this Lease. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. If all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease, and Landlord shall have a security interest in all properties on the Leased Premises to secure payment of such sums. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease. In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 50% of the gross excess in such rent as such rent is received by Tenant and 50% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 50% of any consideration paid to Tenant by such assignee in connection with such assignment. Prior to paying Landlord its 50% share, as set forth above, Tenant shall be entitled to deduct therefrom all of its reasonable costs incurred in connection with such subleasing and/or assignment, including without limitation brokerage commissions, legal fees, and renovation costs. In addition, should Landlord agree to an assignment or sublease agreement, Tenant will pay to Landlord on demand the sum of $500.00 to partially reimburse Landlord for its costs, including reasonable attorneys' fees, incurred in connection with processing such assignment or subletting request.


                              INSOLVENCY OF TENANT

   21.01 Either (a) the appointment of a trustee to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointments, assignments or action continues for a period of thirty (30) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                                BREACH BY TENANT

   22.01 In the event of a default, Landlord in addition to any and all other rights or remedies that it may have hereunder, at law or in equity shall have the right to either terminate this Lease or from time to time, without terminating this Lease relet the Leased Premises or any part thereof for the account and in the name of Tenant or otherwise, for any such term or terms and conditions as Landlord in its sole discretion may deem advisable with the right to make reasonable alterations and repairs to the Leased Premises. Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting or in making such reasonable alterations and repairs. Should such rentals received from time to time from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to

Landlord. Such deficiency shall be calculated and paid monthly.

   22.02 No such reletting of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and reasonable attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting and, in addition thereto, Landlord shall have and recover from Tenant the difference between the present value (discounted at a rate per annum equal to the discount rate of the Federal Reserve Bank of Atlanta at the time the Event of Default occurs) of the rental to be paid by Tenant for the remainder of the lease term, and the present value (discounted at the same rate) of the rental for the Leased Premises for the remainder of the lease term, taking into account the cost, time and other factors necessary to relet the Leased Premises; provided, however that such payment shall not constitute a penalty or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant's default. Landlord and Tenant acknowledge that Landlord's actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, as permitted by Section 13-6-7 of the Official Code of Ga. Annotated.



                                ATTORNEY'S FEES

   23.01 If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.


                                  CONDEMNATION

   24.01 If, at any time during the term of this Lease, title to the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrence antedating such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impossible for Tenant to occupy the portion of the Leased Premises remaining, and impossible for Tenant to reasonably conduct his trade or business therein.

   24.02 Should there be such a partial taking or transfer in lieu thereof, but not to such an extent as to make such continued occupancy and operation by Tenant an impossibility, then this Lease shall continue on all of its same terms and conditions subject only to an equitable reduction in rent proportionate to such taking.

   24.03 In the event of any such taking or transfer, whether of the entire Leased Premises, or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in or claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise. Nothing herein shall be construed, however, to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, moving expenses, damage to, and cost of, trade fixtures, furniture and other personal property belonging to Tenant; provided, however, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or received by Landlord.

     24.04 Notwithstanding the foregoing, Tenant shall be entitled to obtain its own award against the condemning authority for favorable rent, business interruption and relocation expenses.


                                    NOTICES

   25.01 All notices, statements, demands, requests, consents, approvals, authorization, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party, (i) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (ii) by recognized overnight, third party prepaid courier service (such as Federal Express), requiring signed receipt; (iii) by delivering the same in person to such party; or (iv) by prepaid telegram, telecopy or telex with delivery of an original copy of any such notice delivered pursuant to (ii) or (iii) above to be received no later than the next business day. Notice personally delivered or sent by courier service, telegram, telecopy or telex shall be effective upon receipt. Any notice mailed in the foregoing manner shall be effective three (3) business days after its deposit in the United States mail. Either party may change its address for notices by giving notice to the other as provided above. For purposes of notice, the addresses of the parties shall be as follows:

   (a) To Tenant at the Leased Premises and to: Checkmate Electronics, Inc., 1003A-1 Mansell Road, Roswell, GA 30076, with a copy to such other place as Tenant may from time to time designate.

   (b) To Landlord, addressed to Landlord at 4497 Park Drive, Norcross, Georgia 30093, with a copy to such other place as Landlord may from time to time designate by notice to Tenant.


                                     WAIVER

   26.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.


                             EFFECT OF HOLDING OVER

   27.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term and without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph 3.01 hereof shall 125% of the rent payable pursuant to subparagraph 3.01.

                                 SUBORDINATION

   28.01 This Lease, at Landlord's option, shall be subordinate to any ground lease, first priority mortgage, first priority deed of trust, or first priority security deed now or hereafter placed upon the real property of which the Leased Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.

   28.02 Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any such ground lease, mortgage, deed of trust, or security deed, as the case may be, including specifically a subordination, non-disturbance and attornment agreement in the form hereto attached as Exhibit "D", and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so. If requested to do so, Tenant agrees to attorn to any person or other entity that acquires title to the real property encompassing the Leased Premises, whether through judicial foreclosure, sale under power, or otherwise, and to any assignee of such person or other entity.


                              ESTOPPEL CERTIFICATE

   29.01 Upon ten (10) days notice from Landlord to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord may require and stating but not limited to the following: (i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Landlord and (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder.


                                    PARKING

   30.01 Tenant shall be entitled to park in common with other tenants of Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. There will be no assigned parking unless Landlord, in its sole discretion, may deem advisable. Tenant agrees to park all Tenant's trucks in the parking spaces provided at the rear of the building. I'Parkingl' as used herein means the use by Tenant's employees, its visitors, invitees, and customers for the parking of motor vehicles for such periods of time as are reasonably necessary in connection with use of and/or visits to the Leased Premises. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. No area outside of the Leased Premises shall be used by Tenant for storage without Landlord's prior written permission. There shall be no parking permitted on any of the streets or roadways located in Northmeadow Business Park. Landlord warrants and represents that tenant shall have access to four parking spaces per 1,000 square feet leased.


                              MORTGAGEE PROTECTION

   31.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed or trust or holder of a security deed or mortgage covering the Leased Premises whose address shall have been furnished it, and shall offer such beneficiary or holder a reasonable opportunity to cure the default, including time to obtain possession of the Leased Premises bv power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.


                              PROTECTIVE COVENANTS

   32.01 This Lease is subject to the Protective Covenants of Northmeadow Business Park, and to such rules and regulations as may hereafter be adopted and promulgated. Tenant shall comply with all covenants, restrictions and other matters of record in the deed records of the county in which the Leased Premises are located which affect or encumber the Leased Premises, the Building or the Land. In addition, Tenant shall comply with such rules and regulations, provided such rules and regulations are not inconsistent with other rights granted Tenant under this Lease. Landlord will use best effort to uniformly enforce all rules and regulations applicable to all Tenants within the Building.


                                   RELOCATION

   33.01  INTENTIONALLY DELETED.

                             BROKERAGE COMMISSIONS

   34.01 Tenant's Agent and Landlord's Agent (collectively, "Agent") shall each be entitled to receive a commission in the amounts, and upon the terms and conditions, contained in a commission agreement between Landlord and such parties.

   34.02 Tenant warrants and represents to Landlord that, other than Agent, no other party is entitled, as a result of the actions of Tenant, to a commission or other fee resulting from the execution of this Lease; and in the event Tenant extends or renews this Lease, or expands the Leased Premises, and Tenant's Agent is entitled to a commission under the above-referenced commission agreement, Tenant shall pay all commissions and fees payable to any party (other than Tenant's Agent) engaged by Tenant to represent Tenant in connection therewith. Landlord warrants and represents to Tenant that, except as set forth above, no other party is entitled, as a result of the actions of Landlord, to a commission or other fee resulting from the execution of this Lease. Landlord and Tenant agree to indemnify and hold each other harmless from any loss, cost, damage or expense (including reasonable attorneys' fees) incurred by the nonindemnifying party as a result of the untruth or incorrectness of the foregoing warranty and representation, or failure to comply with the provisions of this subparagraph.

   34.03 Tenant's Agent is representing Tenant in connection with this Lease, and is not representing Landlord. Landlord's Agent, or employees of Landlord or its affiliates, are representing Landlord and are not representing Tenant.

   34.04 The parties acknowledge that certain officers, directors, shareholders, or partners of Landlord or its general partner(s), are licensed real estate brokers and/or salesmen under the laws of the State of Georgia. Tenant consents to such parties acting in such dual capacities.


                            MISCELLANEOUS PROVISIONS

  A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word ''personal' shall include corporation, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

  B. The headings or titles to paragraphs of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

  C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

  D. Where the consent of a party is required, such consent will not be unreasonably withheld.

  E. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in paragraph 20.01 hereof.

  F. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

  G. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

  H. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent, or pursue any other remedies available to Landlord.

  I. Subject to paragraph 20, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant. In the event of any conveyance by Landlord of its interest in and to the Leased Premises, the Building or the Land, all obligations under this Lease of the conveying party shall cease and Tenant shall thereafter look solely to the party to whom the Leased Premises were conveyed for performance of all of Landlord's duties and obligations under this Lease.

  J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

  K. This Lease shall be governed by Georgia law.

  L. Time is of the essence of each term and provision of this Lease.

  K. Tenant shall not record this Lease or a memorandum thereof without the written consent of Landlord. Upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form' of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the lease term, and shall incorporate this Lease by reference.

  N. Landlord's liability for performance of its obligations under the terms of this Lease shall be limited to its interest in the Leased Premises.

  O. Intentionally Deleted.

  P. Anything contained in this Lease to the contrary notwithstanding, Tenant shall have the right to put an "Employee of the Month" sign on one (1) parking space on the Land. In addition, if Landlord gives any other tenant within the Building reserved parking within the are designated for general unreserved parking, Tenant shall be entitled to have a number of reserved parking spaces in proportion to the space occupied within the Building.

     IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations have caused this instrument to be duly executed by its proper officers and its corporate seal to be affixed, as of the day and year first above written.



                    LANDLORD:

                    ASC NORTH FULTON ASSOCIATES JOINT VENTURE, a Georgia joint venture

                    By: Metropolitan Life Insurance Company, a New York corporation, successor by merger to New England Mutual Life Insurance Company, a Massachusetts corporation, on behalf of its Developmental Properties Account

                         By: Copley Real Estate Advisors, Inc., a Massachusetts corporation, its asset manager and advisor


                              By: /s/ Frank Petz
                                 ---------------------------------
                                  Name: Frank Petz
                                  Title: Vice President


                                                [CORPORATE SEAL]


Date of Execution by Landlord:

___2/11/97____________________


                    TENANT:

                    CHECKMATE ELECTRONICS, INC.


                    By:___/s/ John J. Neubert ________________________________
                       Name:_John J. Neubert   _______________________________
                       Title:_Chief Operating Officer, Chief Financial Officer



                    Attest: /s/  Bruce W. Digby_______________________________
                           Name:_Bruce W. Digby ______________________________
                           Title:_Director of Human Resources_________________


                                [CORPORATE SEAL]


Date of Execution by Tenant:

___2/4/97_______________________

                                  EXHIBIT "C"

                             ACCEPTANCE OF PREMISES



Lessee:   __________________________________________________


Lessor:   __________________________________________________


Date Lease Signed:  ________________________________________

Term of Lease: _____________________________________________

Address of Leased Premises: Suite ______ containing approximately ________________ square feet, located at
                    _____________________________________________________

                    _____________________________________________________

Commencement Date:  ________________________________________

Expiration Date:    ________________________________________


The above described premises are accepted by Lessee as suitable for the purpose for which they were let. The above described lease term commences and expires on the dates set forth above. Lessee acknowledges that it has been received from Lessor ________ number of keys to the leased premises. It is understood that there is a punch list which will be completed after move-in and will be an exhibit to the Tenant Estoppel.


LESSEE


_______________________________
     (Type Name of Lessee)
                                         WITNESS

By: ___________________________     ________________________
          (Signature)                      (Signature)


_______________________________     ________________________
     (Type Name and Title)                  (Company)

                                 EXHIBIT "D"

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
            -------------------------------------------------------



     THIS AGREEMENT, made as of the ___ day of ____________, 1997, between __________________ with offices at ______________________________ ("Tenant") and
(herein, together with its successors, transferees and assigns, the "Mortgagee");


                                 W I T N E S S E T H:

     WHEREAS, Mortgagee is about to or has heretofore granted to ______________, a Georgia limited partnership (the "owner") a first mortgage loan, which loan is secured by a security deed (herein "Mortgage") dated as of ____________, 199_ and duly recorded on ____________, 199_ in the land records of Fulton County, Georgia; and

     WHEREAS, the Mortgage is to be a first and prior lien upon the Owner's fee estate in the real property described in Exhibit "A" annexed hereto ("Mortgaged Premises"); and

     WHEREAS, Tenant is occupying a portion of the Mortgaged Premises under a lease dated as of _______________, 199 in which Owner is Landlord (the "Lease") covering that portion of the Mortgaged Premises therein more particularly described (the "Leased Premises"); and

     WHEREAS, Tenant desires to be assured of its continued and undisturbed occupancy of the Leased Premises should the Mortgage be foreclosed or the Mortgaged Premises sold pursuant to any power of sale contained therein and Mortgagee is agreeable thereto.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and in further consideration of the sum of ONE DOLLAR ($1.00) each to the other in hand paid, the receipt whereof is hereby acknowledged, Tenant and Mortgagee mutually covenant and agree as follows:

     FIRST: The Lease and all of Tenant's rights, interest and estate therein and thereunder are hereby made subject and subordinate to the lien of the Mortgage and to any extensions, renewals, replacements, modifications, additions or consolidations thereof and to all rights, title and interest of Mortgagee and its successors and assigns therein and thereunder.

     SECOND: In the event, however, proceedings shall ever be instituted by Mortgagee to foreclose or liquidate the Mortgage, the Tenant's possession of its leased portion of the Mortgaged Premises shall not be disturbed by the foreclosure proceedings and the Mortgaged Premises shall be sold at any foreclosure sale subject to Tenant's possession on condition that:

     (a) there shall be, at the time of commencement of foreclosure proceedings, as well as all subsequent times, no default by Tenant in the due and timely observance and performance of any covenant and agreement in the Lease to be observed and performed by Tenant; and

     (b) the Tenant shall not have entered into any agreement modifying any term, condition or agreement of the Mortgagee-approved Lease without the prior written consent of Mortgagee.

     THIRD: Tenant shall attorn to Mortgagee while Mortgagee is in possession of the Mortgaged Premises, or to a Receiver appointed in any action or proceeding to foreclose the Mortgage. In the event of the completion of foreclosure proceedings and sale of the Mortgaged Premises or in the event the Mortgagee should otherwise acquire possession of the Mortgaged Premises, the Tenant will promptly upon demand attorn to the purchaser at the foreclosure sale or to the Mortgagee, as the case may be, and will recognize such purchaser or the Mortgagee as the Tenant's landlord. The Tenant agrees to execute and deliver, at any time and from time to time, upon the request of the Mortgagee or the purchaser at the foreclosure sale, as the case may be, any instrument which may be necessary or appropriate to such successor landlord to evidence such attornment. The Tenant shall, upon demand of the Mortgagee or any Receiver or purchaser at the foreclosure sale, pay to the Mortgagee or to such Receiver or purchaser, as the case may be, all rental monies then due or as they thereafter become due.

     FOURTH: Upon the attornment provided for in preceding Paragraph THIRD the Tenant's occupancy shall thereafter be in full force and effect as under a direct Lease between Mortgagee, the Receiver or the purchaser at the foreclosure sale, as the case may be, and Tenant. It is specifically understood and agreed that Mortgagee or any such Receiver or purchaser shall not be:

     (a) liable for any act, omission, negligence or default of any prior landlord, or

     (b) subject to any offsets, claims or defenses which Tenant might have against any prior landlord; or

     (c) bound by any rent or additional rent which Tenant might have paid for more than one month in advance to any prior landlord; or

     (d) bound by any amendment or modification of the Lease made without the prior written consent of the Mortgagee.

     FIFTH: On and after the date Tenant in good standing attorns to Mortgagee or any Receiver or subsequent owner in pursuance of its agreement herein set forth, Mortgagee, the Receiver or such subsequent owner will undertake and perform all subsequent obligations of the Landlord as set forth in the Lease for the benefit of and undisturbed occupancy of Tenant under the Lease.

     SIXTH: Tenant agrees it will not amend, modify nor abridge the Lease in any way, nor cancel or surrender the same without prior written approval of the Mortgagee other than by reason of a continued uncured material default of the landlord under the Lease, nor will the Lease ever merge into the fee in the event that Mortgagee acquires fee title to the Mortgaged Premises.

     SEVENTH: Any notices or other communication to be given hereunder by either party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes if sent by registered or certified mail with return receipt requested to the other party hereto at its address above stated or such other address of which written notification has been timely given to the other party.

     EIGHTH: Mortgagee has and shall have the continuing right to execute and record in the Land Records of Fulton County, Georgia at any time, in its unilateral discretion, a Declaration of Subordination for the purpose of thereby subordinating its rights, title and interest in and under the Mortgage to the rights, title and interest of Tenant under the Lease. Such Declaration of Subordination shall, at Mortgagee's election, operate, function and be in full force and effect for whatever period of time Mortgagee declares therein that it shall be in force not exceeding the term of the Lease and any extensions thereof and the said Declaration may be voided unilaterally by Mortgagee when it so elects.

     NINTH: Tenant waives any and all rights it may have to execute and record after the date hereof any document purporting to again or further subordinate its right, title or interest under the Lease to the lien of either the Mortgage or any other mortgage or deed of trust or any ground lease or any agreement modifying or amending the Mortgage except with the written consent of Mortgagee.

     TENTH: This Agreement cannot be changed orally but only in writing signed by both parties hereto.

     ELEVENTH: This Agreement may be recorded by either party at its own expense in the Land Records of Fulton County, Georgia whenever, in its sole discretion, either party elects so to do.

     TWELFTH: All of the terms, covenants and conditions hereof shall run with the Mortgaged Premises and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, acknowledged and delivered the day and year first above written.

SIGNED, SEALED AND DELIVERED            TENANT:
in the presence of:

_/s/Rusty Bennett__________

_/s/ Bruce W. Digby________
                                         BY:_/s/ John J. Neubert_____________


                                                MORTGAGEE:



___________________________
     BY:______________________________

___________________________


     The undersigned Owner of the leased and mortgaged premises hereby consents to the foregoing Agreement and agrees to be bound by and subject to the terms thereof.




     BY:_______________________________

                              EXHIBIT "F"



INTENTIONALLY DELETED.

                                  EXHIBIT "E"


                              SPECIAL STIPULATIONS



1.   RIGHT TO TERMINATE
     ------------------

     In the event Landlord and Tenant enter into a lease for a build-to-suit facility containing at least 60,000 SF on mutually agreeable terms and conditions (hereinafter the "New Lease") during the term of this Agreement and provided that the New Lease shall be in full force and effect and Tenant shall not be in default of any of the terms and conditions of the New Lease, then Tenant may terminate the Lease on the existing Leased Premises effective as of the Commencement Date of the New Lease.

2.   LANDLORD INDEMNIFICATION
     ------------------------

     Landlord shall indemnify Tenant and hold Tenant harmless against and from all claims arising from the negligence or willful misconduct of Landlord, its agents, employees or contractors, with respect to the Leased Premises that is not insured against or required to be insured against under the insurance policies Tenant is required to maintain under this Lease, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against Tenant by reason of any such claim, Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel, chosen by Landlord and who is reasonably acceptable to Tenant. The obligations of Landlord hereunder arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

3.   LANDLORD INSURANCE.
     -------------------

     Landlord shall maintain insurance as follows:

     (1) Landlord shall procure and maintain in effect with insurers of recognized reputation and responsibility "All Other Perils" property insurance (or equivalent coverages as per ISO Form CP1030) in an amount not less than the 100% replacement cost of the real and business personal property, and loss of rental income insurance in an amount equal to the twelve months projected rental income without offset for any coinsurance and subject to an "Agreed Value' form. Any deductible shall be reasonable.

     (2) Landlord shall maintain in effect Commercial General Liability Insurance (or equivalent coverage as per ISO Form CG 00 01 10/93) against bodily injury and property damage losses arising out of ownership, use, control and management of the Property, including, but not limited to, Contractual Liability and Products & Completed Operations Liability insurance (or equivalent coverage as per ISO Form CG 00 37 10/93) in an amount not less than $1,000,000 for any one occurrence and $2,000,000 in the aggregate.

4.   WARRANTY
     --------

(a) Landlord warrants to Tenant that all workmanship and material used in the construction of the new interior improvements shown in Exhibit "B" and performed by Landlord's contractors shall be warranted to be free of defect for one (1) year from the date of Substantial Completion of the interior improvements and that should any defect(s) occur to the newly installed interior improvements during this period, Landlord will promptly repair said defect(s) at Landlord's cost. In addition, Landlord will make available to Tenant the use of any extended warranties that Landlord might have from the manufacturer of equipment installed in the Premises after Landlord's initial one year warranty period has expired.

(b) Landlord agrees that Landlord shall keep the Premises and the Building(s) free from mechanic's liens and/or materialmen's liens or other liens arising out of any work performed, materials furnished or obligations incurred by Landlord for work performed in or about the Premises or Building(s) by Landlord that might have an impact on Tenant's quiet enjoyment of the Premises.

5.   INTERRUPTION OF SERVICES; LANDLORD DEFAULT
     ------------------------------------------

(a) Notwithstanding the provisions of Paragraph 8 of this Lease, in the event that a service that is materially essential to the conduct of Tenant's business is interrupted for any cause that is within Landlord's ability to restore or repair, and if Landlord should not have cured the interrupted service within thirty (30) days of Tenant's written notice to Landlord and the Building Mortgagee of such interruption of service, or if Landlord should not have diligently begun the cure for restoring the interrupted service if such cure cannot be reasonably cured within the 30 day time period, then upon further written notice to Landlord and the Building Mortgagee of Tenant's intentions, Tenant shall have the right to cure or restore the service interruption at Tenant's own reasonable cost and, if Landlord does not reimburse Tenant upon demand for such expenditures and Tenant obtains a final, nonappealable judgment against Landlord requiring Landlord to pay to Tenant such amount(s), deduct the reasonable cost of curing said service interruption from Tenant's future rent payments based upon the actual bills or invoices, which Tenant shall provide to Landlord, from the contractor utilized to restore the interrupted service. If Tenant should exercise this right of self help, then the service which Tenant restores at its own cost shall be consistent with the service that was provided by Landlord prior to the interruption of said service and shall be reasonably consistent in cost with the previous cost to Landlord of providing the service that was interrupted.

(b)  In the event that Landlord should fail to maintain or repair within thirty
     (30) days of Tenant's written notice to Landlord and the Building Mortgagee, of the need for such repair or maintenance for any public or common area of the Building or any portion of the Building which is required to be maintained in reasonably good order and condition by Landlord hereunder, or if Landlord should not have diligently begun the cure for such needed repair or maintenance if said repair or maintenance cannot be reasonably cured within thirty (30) days, then upon further written notice to Landlord and the Building Mortgagee, of Tenant's intentions, Tenant shall have the right to cure, maintain, or repair the problem effecting the public, common area or other portions of the Building required to be maintained by Landlord, at Tenant's own reasonable cost and, if Landlord does not reimburse Tenant upon demand for such expenditures and Tenant obtains a final, nonappealable judgment against Landlord requiring Landlord to pay to Tenant such amount(s), deduct said reasonable cost of the maintenance or repair from Tenant's future rent payments based upon the actual bills or invoices, which Tenant shall provide to Landlord, from the contractors utilized to repair or provide the maintenance for the problem. If Tenant should exercise this right of self help, then the repair or maintenance which Tenant provides at its own cost shall be reasonably consistent in scope and cost for repairs and maintenance provided for such items previously repaired or maintained by Landlord or reasonably consistent with normal cost effective property management procedures for similar type buildings if no previous maintenance or repair has been required and therefore not available for comparison.

[c] In the event that Tenant should exercise its right to self help as provided for in subparagraphs (a) and (b) above, all materials and quality of workmanship shall match and be consistent with the existing building standards and construction of the Building and Tenant shall assume all liability and indemnify Landlord if

     Tenant's self help actions should void, restrict, or limit any existing warranties or guarantees that might exist for the equipment, material, or construction workmanship for the existing Building structure.

6.   ADA COMPLIANCE
     --------------

     Landlord warrants that, to the best of its knowledge and belief, the Premises will be in compliance in all substantial respects with the 1990 Americans With Disabilities Act at the commencement of the Lease Term. In addition, the premises will be sprinklered and built in accordance with all local building codes and applicable fire and life safety codes in effect at the time of construction including the 1991 National Fire Prevention Code, 1991 NFPA 101-Life Safety Code, 1994 Standard Fire Prevention Code and the 1994 Standard Building Code.

7.   HVAC EQUIPMENT
     --------------

     Provided that Tenant does not add additional heat producing equipment or personnel to the Premises which were unknown to Landlord during the engineering of the HVAC System and construction of the Premises, Landlord warrants that the heat and air conditioning provided to the Premises will maintain an average temperature of no more than 76(degrees) F and 50% relative humidity when the outdoor ambient air temperature is less than or equal to 96(degrees) F dry bulb and 69(degrees) F wet bulb, and the indoor air temperature shall not fall below an average temperature of 68(degrees) F, when the outdoor ambient air temperature is 17(degrees) F or greater.

8.   HAZARDOUS SUBSTANCES
     --------------------

(a) Landlord warrants that there are no asbestos containing materials within the Demised Premises and agrees to indemnify and hold harmless Tenant from any loss including cost, expenses and attorney's fees incurred by Tenant, in connection with or arising from any hazardous wastes or substances, as defined in subparagraph (c) below, located or used in the Demised Premises prior to the Commencement Date of Tenant's possession of the Demised Premises which are present thereon as the result of Landlord's acts or omissions.

(b) Tenant agrees to indemnify and hold harmless Landlord from any loss, including costs, expenses and attorney's fees incurred by Landlord, in connection with or arising from any use of hazardous wastes or substances, as defined in subparagraph (c) below, located or used in the Demised Premises resulting from Tenant's acts or omissions during the time Tenant has tenancy of the Demised Premises.

(c) For the purposes of this Lease, hazardous waste or substance is defined as follows and includes without limitation: (i) hazardous waste as defined in the Resource Conservation and Recovery Act of 1976, or in any applicable state or local law or regulation, (ii) hazardous substances, as defined in CERCLA, or in any applicable state or local law or regulation, (iii) gasoline, or any other petroleum product or by-product, except those products or by-products that are not likely to release petroleum or petroleum constituents into the environment under ordinary usage, (iv) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation (v) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1976, or (vi) asbestos and asbestos-containing materials.

9.   DELAY IN DELIVERY OF POSSESSION
     -------------------------------

     If Landlord, for any reason whatsoever cannot deliver possession of the premises